                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1995-3
                                                    Distribution Date: 9/16/2002

Section 5.2 - Supplement                                            Class A         Class B       Collateral            Total
------------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                                       0.00   25,568,000.00   15,340,909.09       40,908,909.09

(ii)    Monthly Interest Distributed                                        0.00      136,149.60       25,555.52          161,705.12
        Deficiency Amounts                                                  0.00            0.00                                0.00
        Additional Interest                                                 0.00            0.00                                0.00
        Accrued and Unpaid Interest                                                                         0.00                0.00

(iii)   Collections of Principal Receivables                       69,468,414.32    3,947,040.93    5,525,924.66       78,941,379.91

(iv)    Collections of Finance Charge Receivables                           0.00      327,776.27      196,667.16          524,443.43

(v)     Aggregate Amount of Principal Receivables                                                                  30,066,961,733.30

                                                  Investor Interest         0.00   25,568,000.00   15,340,909.09       40,908,909.09
                                                  Adjusted Interest         0.00   25,568,000.00   15,340,909.09       40,908,909.09

                                                      Series
        Floating Investor Percentage                       0.14%           0.00%          62.50%          37.50%             100.00%
        Fixed Investor Percentage                          1.70%          88.00%           5.00%           7.00%             100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                       96.02%
                30 to 59 days                                                                                                  1.38%
                60 to 89 days                                                                                                  0.91%
                90 or more days                                                                                                1.69%
                                                                                                                  ------------------
                                                  Total Receivables                                                          100.00%

(vii)   Investor Default Amount                                             0.00      110,457.32       66,274.86          176,732.18

(viii)  Investor Charge-Offs                                                0.00            0.00            0.00                0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                          0.00            0.00            0.00

(x)     Net Servicing Fee                                                   0.00       21,306.67       12,784.09           34,090.76

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                        10.20%

(xii)   Reallocated Monthly Principal                                                       0.00            0.00                0.00

(xiii)  Closing Investor Interest (Class A Adjusted)                        0.00            0.00            0.00                0.00

(xiv)   LIBOR                                                                                                               1.78000%

(xv)    Principal Funding Account Balance                                                                                       0.00

(xvii)  Accumulation Shortfall                                                                                                  0.00

(xviii) Principal Funding Investment Proceeds                                                                                   0.00

(xx)    Principal Investment Funding Shortfall                                                                                  0.00

(xxi)   Available Funds                                                    55.32      306,469.60      183,883.07          490,407.99

(xxii)  Certificate Rate                                                6.23000%        6.39000%        2.30500%

------------------------------------------------------------------------------------------------------------------------------------



       By:
               ----------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-2
                                                    Distribution Date: 9/16/2002

Section 5.2 - Supplement                                            Class A         Class B       Collateral            Total
------------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                                       0.00            0.00            0.00                0.00

(ii)    Monthly Interest Distributed                                2,740,833.33      160,416.67       98,388.89        2,999,638.89
        Deficiency Amounts                                                  0.00            0.00                                0.00
        Additional Interest                                                 0.00            0.00                                0.00
        Accrued and Unpaid Interest                                                                         0.00                0.00

(iii)   Collections of Principal Receivables                       84,905,839.73    4,824,195.44    6,753,873.61       96,483,908.78

(iv)    Collections of Finance Charge Receivables                   7,050,881.92      400,618.29      560,865.61        8,012,365.82

(v)     Aggregate Amount of Principal Receivables                                                                  30,066,961,733.30

                                                Investor Interest 550,000,000.00   31,250,000.00   43,750,000.00      625,000,000.00
                                                Adjusted Interest 550,000,000.00   31,250,000.00   43,750,000.00      625,000,000.00

                                                      Series
        Floating Investor Percentage                       2.08%          88.00%           5.00%           7.00%             100.00%
        Fixed Investor Percentage                          2.08%          88.00%           5.00%           7.00%             100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                       96.02%
                30 to 59 days                                                                                                  1.38%
                60 to 89 days                                                                                                  0.91%
                90 or more days                                                                                                1.69%
                                                                                                                  ------------------
                                            Total Receivables                                                                100.00%

(vii)   Investor Default Amount                                     2,376,076.50      135,004.35      189,006.09        2,700,086.93

(viii)  Investor Charge-Offs                                                0.00            0.00            0.00                0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                          0.00            0.00            0.00

(x)     Net Servicing Fee                                             458,333.33       26,041.67       36,458.33          520,833.33

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                        10.20%

(xii)   Reallocated Monthly Principal                                                       0.00            0.00                0.00

(xiii)  Closing Investor Interest (Class A Adjusted)              550,000,000.00   31,250,000.00   43,750,000.00      625,000,000.00

(xiv)   LIBOR                                                                                                               1.78000%

(xv)    Principal Funding Account Balance                                                                                       0.00

(xvii)  Accumulation Shortfall                                                                                                  0.00

(xviii) Principal Funding Investment Proceeds                                                                                   0.00

(xx)    Principal Investment Funding Shortfall                                                                                  0.00

(xxi)   Available Funds                                             6,592,548.59      374,576.62      524,407.27        7,491,532.48

(xxii)  Certificate Rate                                                5.98000%        6.16000%        2.53000%

------------------------------------------------------------------------------------------------------------------------------------



       By:
               ----------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-3
                                                    Distribution Date: 9/16/2002

Section 5.2 - Supplement                                            Class A         Class B       Collateral            Total
------------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                                       0.00            0.00            0.00                0.00

(ii)    Monthly Interest Distributed                                2,434,132.89      141,813.47       73,701.58        2,649,647.94
        Deficiency Amounts                                                  0.00            0.00                                0.00
        Additional Interest                                                 0.00            0.00                                0.00
        Accrued and Unpaid Interest                                                                         0.00                0.00

(iii)   Collections of Principal Receivables                       63,599,568.31    3,613,592.54    5,059,221.11       72,272,381.96

(iv)    Collections of Finance Charge Receivables                   5,281,533.61      300,085.53      420,135.66        6,001,754.80

(v)     Aggregate Amount of Principal Receivables                                                                  30,066,961,733.30

                                                Investor Interest 411,983,000.00   23,408,000.00   32,772,440.86      468,163,440.86
                                                Adjusted Interest 411,983,000.00   23,408,000.00   32,772,440.86      468,163,440.86

                                                      Series
        Floating Investor Percentage                       1.56%          88.00%           5.00%           7.00%             100.00%
        Fixed Investor Percentage                          1.56%          88.00%           5.00%           7.00%             100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                       96.02%
                30 to 59 days                                                                                                  1.38%
                60 to 89 days                                                                                                  0.91%
                90 or more days                                                                                                1.69%
                                                                                                                  ------------------
                                                    Total Receivables                                                        100.00%

(vii)   Investor Default Amount                                     1,779,823.86      101,125.82      141,581.50        2,022,531.18

(viii)  Investor Charge-Offs                                                0.00            0.00            0.00                0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                          0.00            0.00            0.00

(x)     Net Servicing Fee                                             343,319.17       19,506.67       27,310.37          390,136.20

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                        10.20%

(xii)   Reallocated Monthly Principal                                                       0.00            0.00                0.00

(xiii)  Closing Investor Interest (Class A Adjusted)              411,983,000.00   23,408,000.00   32,772,440.86      468,163,440.86

(xiv)   LIBOR                                                                                                               1.78000%

(xv)    Principal Funding Account Balance                                                                                       0.00

(xvii)  Accumulation Shortfall                                                                                                  0.00

(xviii) Principal Funding Investment Proceeds                                                                                   0.00

(xx)    Principal Investment Funding Shortfall                                                                                  0.00

(xxi)   Available Funds                                             4,938,214.44      280,578.87      392,825.29        5,611,618.60

(xxii)  Certificate Rate                                                7.09000%        7.27000%        2.53000%

------------------------------------------------------------------------------------------------------------------------------------



       By:
               ------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President